Yamana Acquisition	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Yamana Acquisition
8. YAMANA ACQUISITION

On March 31, 2023, the Company completed the acquisition of 100% of the issued and outstanding shares of Yamana for consideration of 153.8 million Pan American Common Shares, which were valued at approximately $2.8 billion based on the closing price of the shares on March 30, 2023 (the "Acquisition"). After this share issuance, Pan American shareholders owned approximately 58%, while former Yamana shareholders owned approximately 42%, of the shares of the combined company.
As a result of the Acquisition, the Company received $259.5 million in cash and cash equivalents from Yamana. The Company began consolidating the operating results, cash flows and net assets of Yamana from March 31, 2023 onwards.
The Company sought to increase production of silver and gold, expand its mineral reserves, mine life and growth opportunities through the acquisition of Yamana's diverse portfolio of mines and projects, including the following principal mines: Jacobina in Brazil; El Peñon and Minera Florida in Chile; and Cerro Moro in Argentina.
The Company had a measurement period of up to one year from the acquisition date to determine the acquisition date fair value of the acquired assets and liabilities. The acquisition date fair values were finalized during the year ended December 31, 2023.
For the year ended December 31, 2023, from the date of acquisition on March 31, 2023, the assets acquired from Yamana contributed $916.1 million of revenue and $6.5 million of net earnings. Had the transaction occurred January 1, 2023, Yamana would have contributed revenue of $1,198.3 million and pre-tax net income of $30.6 million for the year ended December 31, 2023.
Total consideration:

Nature of consideration	Shares (in millions)	Consideration
Pan American Shares (1)	153.8	$2,823.0
(1)The Pan American Share consideration value is based on an assumed value of $18.36 per share (based on the closing price of the common shares of Pan American on NASDAQ on March 30, 2023).
Allocation of the purchase price:

Acquisition date fair value
Assets acquired
Cash and cash equivalents	$259.5
Investments	59.5
Accounts receivable (1)	20.4
Income tax receivables	19.4
Value added tax receivables	54.0
Inventories	247.5
Mineral properties, plant and equipment	5,054.4
Other assets	59.4
Liabilities assumed
Accounts payable	(215.3)
Income tax payables	(22.4)
Provision for closure and decommissioning liabilities	(244.0)
Litigation provisions	(34.6)
Lease obligations	(81.4)
Debt (2)	(927.6)
Other long-term liabilities	(59.7)
Deferred taxes	(881.2)
Net assets acquired	3,307.9
Non-controlling interests (3)	(484.9)
Net assets attributable to Pan American	$2,823.0
(1)Trade receivables acquired had a fair value of $0.5 million, which was equal to their gross contractual value. Other receivables acquired had a fair value of $19.9 million. Trade and other receivables acquired were substantially collected during the year ended December 31, 2023.
(2)Debt acquired included: 1. two senior notes with a fair value of $675.2 million (Note 20); 2. a revolving credit facility with a fair value of $205 million, which was immediately repaid on Acquisition Date (Note 20); 3. the MARA loan with a fair value of $37.0 million which was disposed as part of the MARA disposition (Note 9) (Note 20); and 4. Short-term loan in Jacobina with a fair value of $10.4 million that was repaid during the year ended December 31, 2023 (Note 20).
(3)Non-controlling interests were measured at the proportionate share in the identifiable net assets recognized.
The Company recorded acquisition related costs of $nil for the year ended December 31, 2024 (2023 - $25.3 million).